UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 28, 2005

                             Zoom Technologies, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-18672                                   51-0448969
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           (Commission File Number)         (I.R.S. Employer Identification No.)

            207 South Street, Boston, MA                       02111
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      (Address of Principal Executive Offices)               (Zip Code)

                              (617) 423-1072
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           (Registrant's Telephone Number, Including Area Code)

       (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS


Item 1.01           Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 9.01           Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 10.1

ITEM 1.01.          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 28, 2005, Zoom Telephonics, Inc. (the "Company"), a wholly owned subsidiary of Zoom Technologies, Inc. (the "Registrant"), entered into an amendment to the Company's existing Commercial Real Estate Promissory Note held by Wainwright Bank and Trust Company. This amendment reduces the interest rate of the Note to 5% effective February 10, 2005.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The information required by Item 2.03 of this Current Report on Form 8-K is set forth in Item 1.01 "Entry into a Material Definitive Agreement" above, the contents of which are incorporated by reference herein.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit Number      Description
--------------      -----------

10.1 First Amendement to Commercial Real Estate Promissory Note, dated March 28, 2005, entered into between the Company and Wainwright Bank and Trust Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 31, 2005                    ZOOM TECHNOLOGIES, INC.



                                    By:     /s/ Robert A. Crist
                                         -------------------------
                                            Robert A. Crist, Chief
                                            Financial Officer

                                  EXHBIT INDEX


Exhibit Number      Description
--------------      -----------

10.1 First Amendement to Commercial Real Estate Promissory Note, dated March 28, 2005, entered into between the Company and Wainwright Bank and Trust Company.